International Carbon Transition Equity Portfolio Portfolio Summary | February 28, 2024 | Institutional Class HLCTX

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus and other information about the Portfolio online at www.hardingloevnerfunds.com. You can also get this information at no cost by calling (877) 435-8105 or by sending an e-mail request to hardingloevnerfunds@ntrs.com. If you purchase shares of the Portfolio through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated February 28, 2024, and as each may be supplemented thereafter, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The International Carbon Transition Equity Portfolio (the “Portfolio”) seeks long-term capital appreciation through investments in equity securities of companies based outside the United States.

Portfolio Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell the Portfolio’s Institutional Class of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees
(Fees Paid Directly from Your Investment)
Maximum Sales Charge (Load) Imposed on Purchases (As a Percentage of Offering Price)	None
Redemption Fee (As a Percentage of Amount Redeemed within 90 days or Less from the Date of Purchase)	None

Annual Portfolio Operating Expenses
(Expenses that You Pay Each Year as a Percentage of the Value of Your Investment)
Management Fees	0.70%
Distribution (Rule 12b-1) Fees	None
Other Expenses	8.50%
Total Annual Portfolio Operating Expenses	9.20%
Fee Waiver and/or Expense Reimbursement[1]	-8.40%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.80%

1Harding Loevner LP has contractually agreed to waive a portion of its management fee and/or reimburse the Institutional Class of the Portfolio for its other operating expenses to the extent Total Annual Portfolio Operating Expenses (excluding dividend expenses, borrowing costs, interest expense relating to short sales, interest, taxes, brokerage commissions and extraordinary expenses), as a percentage of average daily net assets, exceed 0.80% through February 28, 2025. This fee waiver and expense reimbursement agreement may be terminated by the Board at any time and will automatically terminate upon the termination of the Portfolio’s investment advisory agreement.

Example:

This example is intended to help you compare the cost of investing in the Institutional Class of the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Institutional Class of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Institutional Class’s operating expenses remain the same, except that the example assumes the fee waiver and expense reimbursement agreement pertains only through February 2025. The example does not take into account brokerage commissions that you may pay on your purchases and sales of Institutional Class shares of the Portfolio. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$82	$1,919	$3,606	$7,240

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the period December 21, 2022 (commencement of operations) through October 31, 2023, the Portfolio’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in companies based in developed markets outside the United States as well as in companies in emerging and frontier markets. Harding Loevner LP (“Harding Loevner”), the Portfolio’s investment adviser, undertakes fundamental research in an effort to identify companies that are well managed, financially sound, fast growing, and strongly competitive, and whose shares are reasonably priced relative to estimates of their value. To reduce its volatility, the Portfolio is diversified across dimensions of geography, industry, currency, and market capitalization. The Portfolio normally holds investments across at least 15 countries.

Factors bearing on whether a company is considered to be “based” outside the United States may include: (1) it is legally domiciled outside the United States; (2) it conducts at least 50% of its business, as measured by the location of its sales, earnings, assets, or production, outside the United States; or (3) it has the principal exchange listing for its securities outside the United States.

The Portfolio will normally invest broadly in equity securities of companies domiciled in the following countries and regions: (1) Europe; (2) the Pacific Rim; (3) Canada and Mexico; and (4) countries with emerging or frontier markets. At least 65% of the Portfolio’s total assets will be denominated in at least three currencies other than the U.S. dollar. For purposes of compliance with this restriction, American Depositary Receipts, Global Depositary Receipts, and European Depositary Receipts (collectively,

“Depositary Receipts”), will be considered to be denominated in the currency of the country where the securities underlying the Depositary Receipts are principally traded.

The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, preferred stocks, rights, and warrants issued by companies that are based outside the United States that Harding Loevner believes have a viable pathway to achieve “net zero” greenhouse gas (“GHG”) emissions by 2050, consistent with the “Paris Agreement” (as defined below), securities convertible into such securities (including Depositary Receipts), and investment companies that invest in the types of securities in which the Portfolio would normally invest. The 2015 Paris Agreement (the “Paris Agreement”) aims to limit global warming to well below 2 degrees Celsius, preferably limited to 1.5 degrees, compared to pre-industrial levels. “Net zero” is achieved when the amount of GHG emissions produced are cancelled out by those removed from the atmosphere. While the Portfolio invests in companies that Harding Loevner believes will achieve net zero GHG emissions by 2050, investing in such companies is not included in the Portfolio’s investment objective.

The Portfolio seeks to achieve its 80% policy through both the exclusion of fossil fuel companies from the Portfolio, and through Harding Loevner’s screening of companies’ emission reduction practices, which must demonstrate a viable pathway to achieve net zero GHG emissions by 2050. Harding Loevner assesses this viability by examining the following factors in respect of each company, among others:

•	Historical and projected GHG emissions

•	GHG emission reduction targets, including Science Based Targets Initiative (SBTi) validated targets

•	Climate-related disclosures, including Task Force on Climate-Related Financial Disclosures (TCFD) reports and CDP (formerly, Carbon Disclosure Project) portal filings (being datasets on climate-related risks and opportunities, emissions, mitigation, adaptation, energy and water in cities, states and regions worldwide), or other relevant company disclosures

•	Global Industry Classification Standard (GICS) sub-industry classification and its respective carbon risk-profile

•	Third-party data regarding climate-related issues and GHG emissions.

Harding Loevner uses publicly available information, its own data and insight, information from relevant industry groups, and third-party data providers to ascertain the carbon emission reduction practices of specific companies. Through this screening process (which is in addition to the ESG score assigned to the company, as discussed below) Harding Loevner seeks to identify and assess those companies which have committed to reducing their carbon emissions as well as meet its other investment criteria.

In addition, the Portfolio does not invest in companies with evidence of owning fossil fuel reserves, as well as companies which derive at least 25% of their revenues (either reported or estimated) from oil-, gas-, or coal-related activities.

Through its own research, as well as engagements with company management, the Investment Manager monitors business practices on an ongoing basis. Harding Loevner actively engages with companies and issuers with respect to their carbon emissions by, for example, arranging in-person meetings with senior management of companies to address issues relating to environmental policies and governance practices and exercises its voting rights in accordance with this aim. Harding Loevner may divest of any company which does not make demonstrative progress in aligning itself with the Paris Agreement and specifically with net zero GHG emission targets by 2050, or which does not engage with Harding Loevner in respect of the reduction of emissions.

The Portfolio also may invest in securities of U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations that meet these net zero criteria, although under normal circumstances not more than 15% of the Portfolio’s total assets will be invested in securities of U.S. companies.

Principal Risks

The Portfolio is subject to numerous risks, any of which could cause an investor to lose money. The principal risks of the Portfolio are as follows:

Market Risk. The value of investments in the Portfolio may fluctuate suddenly and unexpectedly as a result of various market and economic factors, including those affecting individual companies, issuers or particular industries.

Currency Risk. Foreign currencies may experience steady or sudden devaluation relative to the U.S. dollar, adversely affecting the value of the Portfolio’s investments. Because the Portfolio’s net asset value is determined on the basis of U.S. dollars, if the local currency of a foreign market depreciates against the U.S. dollar, you may lose money even if the foreign market prices of the Portfolio’s holdings rise.

Foreign Investment Risk. Securities issued by foreign entities involve risks not associated with U.S. investments. These risks include additional taxation, political, economic, social, geopolitical or diplomatic instability, and the above-mentioned possibility of changes in foreign currency exchange rates. There may also be less publicly-available information about a foreign issuer. Such risks may be magnified with respect to securities of issuers in frontier emerging markets.

Emerging and Frontier Market Risk. Emerging and frontier market securities involve certain risks, such as exposure to economies less diverse and mature than that of the United States or more established foreign markets. Economic or political instability may cause larger price changes in emerging or frontier market securities than in securities of issuers based in more developed foreign countries. The smaller size and lower levels of liquidity in emerging markets, as well as other factors, contribute to greater volatility. Because of this volatility, this Portfolio is better suited for long-term investors.

Low Carbon Exposure Investment Strategy Risk. The Portfolio’s strategy of investing in securities of companies that Harding Loevner believes will achieve net zero GHG emissions by 2050 may limit the type and number of investment opportunities available to the Portfolio and, as a result, the Portfolio may underperform other funds that do not limit investment in companies that do not demonstrate a viable pathway to achieve net zero GHG emissions neutral status by 2050.

NAV Risk. The net asset value of the Portfolio and the value of your investment will fluctuate.

Depositary Receipts Risk. American Depositary Receipts (“ADRs”) as well as other forms of depositary receipts, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets. However, ADRs, EDRs, and GDRs are subject to many of the risks associated with investing directly in foreign securities, including foreign exchange risk and the political, economic, and social risks of the underlying issuer’s country.

Portfolio Performance

The following bar chart shows the investment results of the Portfolio’s Institutional Class for the prior year. The table that follows shows how the average annual total returns of the Portfolio’s Institutional Class shares compare with a broad measure of market performance. Together, these provide an indication of the risks of investing in the Portfolio. How the Institutional Class shares of the Portfolio have performed in the past (before and after taxes) is not necessarily an indication of how they will perform in the future.

Updated Portfolio performance information is available at www.hardingloevnerfunds.com or by calling (877) 435-8105.

International Carbon Transition Equity Portfolio – Institutional Class

The best calendar quarter return during the period shown above was 11.77% in the fourth quarter of 2023; the worst was -7.76% in the third quarter of 2023.

Average Annual Total Returns
(for the Periods Ended December 31, 2023)
	1-Year	Since Inception 12/21/2022
International Carbon Transition Equity Portfolio – Institutional Class
Return Before Taxes	15.15%	13.93%
Return After Taxes on Distributions[1]	14.85%	13.65%
Return After Taxes on Distributions and Sale of Portfolio Shares[1]	9.54%	10.82%
MSCI All Country World ex US Index (Reflects No Deduction for Fees, Expenses, or U.S. Taxes)	15.62%	14.83%

1After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

Management

Investment Adviser

Harding Loevner serves as investment adviser to the Portfolio.

Portfolio Managers

Maria Lernerman, Ferrill Roll, Andrew West, Patrick Todd and Uday Cheruvu serve as the portfolio managers of the International Carbon Transition Equity Portfolio. Ms. Lernerman, Mr. Roll, Mr. West and Mr. Todd and have each held their position since the Portfolio’s inception and Mr. Cheruvu has held his position since January 2024.

Purchase and Sale of Portfolio Shares

Institutional Class shares are only available to certain eligible investors and the minimum initial investment is $100,000. Additional purchases may be for any amount. Please see the description of eligible investors under the section called “Shareholder Information.” You may purchase, redeem (sell) or exchange shares of the Portfolio on any business day through certain authorized brokers and other financial intermediaries or directly from the Portfolio by mail, telephone, or wire.

Tax Considerations

The Portfolio’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Upon withdrawal, your investment through a tax-deferred arrangement may become taxable.

Payments to Brokers-Dealers and Other Financial Intermediaries

If you purchase Institutional Class shares through a broker-dealer or other financial intermediary (such as a bank), the Portfolio will not pay the intermediary for the sale of Institutional Class shares or any other related services. If a related company of the Portfolio does make such payments, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Harding, Loevner Funds, Inc. c/o Northern Trust, Attn: Funds Center, Floor 38, 333 South Wabash Avenue Chicago, IL 60604 (877) 435-8105 www.hardingloevnerfunds.com